Exhibit 10.1 (c)
Fervo Energy Company
Stock Option Agreement
Granted Under
Amended and Restated 2019 Stock Incentive Plan
This Stock Option Agreement (this “Agreement”) is made between Fervo Energy Company, a Delaware corporation (the “Company”), and the Participant pursuant to the Amended and Restated 2019 Stock Incentive Plan (the “Plan”).
NOTICE OF GRANT
I.Participant Information

Participant:	David Ulrey
Participant Address:
II.Grant Information

Grant Date:	December 29, 2025
Number of Shares:	750,000
Exercise Price Per Share:	$ 4.25 (USD)
Vesting Commencement Date:	December 29, 2025
Type of Option:	Incentive Stock Option / Nonstatutory Stock Option
III.Vesting Schedule
The option will vest and become exercisable in accordance with the terms of the Plan.
IV.Final Exercise Date

5:00 pm Eastern time on the date immediately preceding the 10th anniversary of the Grant Date
This Agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:
Exhibit A – Stock Option Agreement (General Terms and Conditions)
Exhibit B – Notice of Stock Option Exercise
Exhibit C – Fervo Energy Company Amended and Restated 2019 Stock Incentive Plan
IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

FERVO ENERGY COMPANY	PARTICIPANT	SPOUSAL CONSENT
/s/ Timothy Latimer	/s/ David Ulrey
Tim Latimer President	Name: David Ulrey	Name: